UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2021

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583

(Address of principal executive offices, including ZIP code)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2021, The Cooper Companies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, CooperSurgical, Inc., a wholly owned subsidiary of the Company (“CooperSurgical”), Bruin Merger Sub, LLC, a direct, wholly owned subsidiary of CooperSurgical (“Merger Sub”), GI Generate Parent LLC (“Generate”), and GI Partners Acquisitions LLC. Pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement, Merger Sub will merge with and into Generate (the “Merger”), and upon consummation of the Merger, Merger Sub will cease to exist and Generate will become a direct, wholly owned subsidiary of CooperSurgical.

Pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement which has been approved by the board of directors of each of the Company and CooperSurgical and the sole member of Merger Sub, upon consummation of the Merger and the other transactions contemplated by the Merger Agreement (the “Closing”), all outstanding equity interests of Generate will be cancelled and converted into the right to receive aggregate consideration of $1.605 billion in cash, subject to adjustment as set forth in the Merger Agreement.

The completion of the Merger is contingent upon standard closing conditions to the Closing, including (i) the absence of any law or order that remains in effect and would (A) prevent the performance of the Merger Agreement or the consummation of any of the transactions consummated by the Merger Agreement, (B) declare such transactions unlawful or (C) cause such transactions to be rescinded, (ii) the absence of any legal proceedings that is pending and that seeks to restrain, enjoin or otherwise prevent the consummation of the Merger, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (iv) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of Generate, CooperSurgical and Merger Sub in the Merger Agreement and the compliance in all material respects by each party with the covenants contained in the Merger Agreement and (v) the absence of any material adverse effect with respect to Generate. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement may be terminated by either CooperSurgical or Generate (i) at any time by mutual written consent, (ii) if the other party breaches any of its representations, warranties, or covenants in the Merger Agreement, and such breach, to the extent curable, is not cured within 20 days of written notice of such breach, such that closing conditions related thereto cannot be satisfied, (iii) if the Closing has not occurred on or before May 6, 2022, or (iv) if any governmental entity has issued an order or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement and such order or other action has become final and non-appealable.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated into this report by reference. The Merger Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto, or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of CooperSurgical and Merger Sub, on the one hand, and Generate, on the other hand, made solely for the benefit of the other party. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.

Neither the Company nor any of its subsidiaries or respective affiliates has any material relationship with Generate or any of its affiliates other than in respect of the Merger Agreement and the other ancillary agreements entered into in connection with the Merger.

Forward-Looking Statements

The information included herein contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements of which are other than statements of historical fact, including statements regarding the acquisition of Generate Life Sciences including financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, difficulties in integrating entities or operations, as well as estimates of our and Generate Life Sciences future expenses, sales and diluted earnings per share are forward looking. In addition, all statements regarding anticipated growth in our net sales and anticipated market conditions, planned product launches and expected results of operations are forward-looking. To identify these statements look for words like “believes,” “outlook,” “probable,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases, including the negative thereof. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. These factors include, without limitation, the following: failure to obtain required regulatory approval in a timely manner or otherwise; failure to satisfy any closing conditions to the proposed acquisition of Generate Life Sciences; risks associated with tax liabilities or changes in U.S. federal tax laws or interpretations to which the proposed transaction with Generate Life Sciences or parties thereto are subject; risks related to pre-acquisition non-compliance by Generate Life Science with applicable regulatory requirements; failure to successfully integrate any new business; failure to realize anticipated benefits of any combined operations; unanticipated costs of acquiring or integrating Generate Life Sciences; potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; inability to retain key personnel; changes in legislation or government regulations affecting the acquisition or the parties; and economic, social or political conditions that could adversely affect the acquisition of the parties. More details about these and a number of other important risk factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements can be found in our Securities and Exchange Commission filings, including under the “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K, as such sections may be updated in our quarterly filings, copies of which are available on the Company’s website: www.coopercos.com. We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

Item 7.01.	Regulation FD Disclosure.

On November 10, 2021, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto. The Company has also prepared an investor presentation with respect to the transaction, a copy of which is furnished as Exhibit 99.2 hereto.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other The Cooper Companies, Inc. information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 6, 2021, by and among The Cooper Companies, Inc., CooperSurgical, Inc., Bruin Merger Sub, LLC, GI Generate Parent LLC, and GI Partners Acquisitions LLC.

99.1	Press Release dated November 10, 2021, of The Cooper Companies, Inc.

99.2	Investor Presentation of The Cooper Companies, Inc.

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted exhibits or schedules

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Brian G. Andrews
Brian G. Andrews
EVP, Chief Financial Officer & Treasurer

Dated: November 10, 2021